Exhibit 99.1
*** Text omitted and Filed Separately
CONFIDENTIAL TREATMENT REQUESTED
Under C.F.R. §§200.80(b)(4) and 240.24b-2
Master Services Agreement
     This Master Services Agreement (the “Agreement”) is, entered into as of December 21, 2006 (the “Effective Date”) by and between IntraBiotics Pharmaceuticals, Inc. having a business address at 1009 Oak Hill Road, Suite 201, Lafayette, California 94549 (hereinafter referred to as “Company”) and Valeant Research & Development having a business address at 3300 Hyland Avenue, Costa Mesa, California 92626 (hereinafter referred to as “SPONSOR”).
     Whereas, SPONSOR possesses proprietary information and rights relating to Compounds (as defined herein) and other Materials (as hereinafter defined);
     Whereas, Company has experience in the testing of pharmaceutical products;
     Whereas, under the terms of the Confidentiality Agreement between the parties dated September 13, 2006, SPONSOR provided Company with, inter alia, information relating to certain Material;
     Whereas, SPONSOR desires Company to screen and further develop Compounds against the criteria outlined in Appendix 1 and perform such other services as described herein; and
     Whereas, Company is willing to perform such services for SPONSOR on a fee for service basis pursuant to the terms set forth herein.
     NOW, THEREFORE, the parties agree as follows:
Section 1.0 Definitions

1.1	“Affiliate” of a party to this Agreement shall mean any corporation or partnership or other entity which directly or indirectly Controls, is Controlled by or is under common Control with such party.

1.2	“Company Property” shall have the meaning set forth in Section 4.2.

1.3	“Compound” shall mean any and all compounds relating to [***]

1.4	“Compound Criteria” shall mean the criteria set forth in Subsections B and C of the Development Program for determining a Compound’s eligibility for further development.

1.5	“Control” shall mean the legal power to direct or cause the direction of the general management or partners of such entity whether through the ownership of voting securities, by contract or otherwise.

1.6	“Confidential Information” shall mean all information and materials (whether or not patentable) regarding a party’s Technical Information or business, and which is disclosed or otherwise provided to the other party under the provisions of this Agreement.

1.7	“Development Program” shall mean the development work to be performed by Company for the screening, identification and preclinical development of Compounds, as set forth in greater detail in Appendix 1 attached hereto.

1.8	“Discovery Platform” shall mean the Company’s platform for structure-based drug discovery, including but not limited to structural biology, computational chemistry and combinatorial chemistry, used to discover compounds directed
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toward pharmaceutical targets, including but not limited to the targets that are the subject of the Development Program.

1.9	“FTE” shall mean the equivalent of the full time effort of one qualified individual for a period of one year.

1.10	“GLP” shall mean those practices, as amended from time to time, conducted in accordance with the requirements of the United States Code of Federal Regulations (Title 21, Part 58).

1.11	“Good Manufacturing Practices” or “GMP” shall mean those practices, as amended from time to time, related to the manufacture of pharmaceutical active ingredients and their precursors, as set forth in the United States Code of Federal Regulations (Title 21, Parts 210-211).

1.12	“Material” shall mean all Compounds, and all patents, patent applications, know-how, methods and other intellectual property with respect thereto, which SPONSOR owns or has the right to grant sublicenses to use, and which are necessary or useful for Company’s performance of the Development Program.

1.13	“Program Information” shall mean any Technical Information, other than Company Property, developed or conceived under or in connection with the Development Program.

1.14	“Program Inventions” shall mean all inventions, other than Company Property, developed as a result of performance of the Development Program, and all patents and patent applications related thereto.

1.15	“Scientists” shall mean those employees of Company who have earned Masters or Doctoral degrees in the scientific disciplines appropriate to conduct the Development Work and who are assigned to the Development Program. Grade 1

Scientists shall have at least a Masters Degree in the relevant scientific discipline. Grade 2 Scientists shall have at least a Doctoral Degree in the relevant scientific discipline.

1.16	“Technical Information” shall mean know-how, trade secrets, technology, processes, data, and regulatory and other information.

1.17	“Third Party” shall mean any party other than Company, SPONSOR or their respective Affiliates.

1.18	In the definitions, the singular shall include the plural and vice versa.
Section 2.0 Development Program
2.1	Company shall make available, as may be reasonably required, the services of up to 15 of its Scientists to perform tasks in the Development Program. The parties shall participate in quarterly conferences during the term of this Agreement, or more frequently as mutually agreed, to review the status of the Development Program. At least two of the conferences held each calendar year shall be face-to-face meetings (alternating between meetings at each party’s facilities) at intervals of not more than six months apart. At the request of SPONSOR, but not more frequently than quarterly, Company shall furnish to SPONSOR in confidence, as Program Information, periodic written reports describing the results obtained in Company’s efforts under the Development Program, including, but not limited to laboratory and experimental results with respect to Compounds screened.

Within fifteen (15) days of SPONSOR’s written notice to Company that no further services should be provided pursuant to Subsection B of Appendix 1, Company shall provide SPONSOR with a brief summary setting forth the results of such services (the “Initial Report”). Within fifteen (15) days of SPONSOR’s written notice to Company that no further services should be provided pursuant to Subsection C of Appendix 1, Company shall provide SPONSOR with a final written report setting forth the results of services provided under Subsections B and C of Appendix 1 (the “Final Report”). The Final Report shall include laboratory and experimental results with respect to Compounds screened, and shall be in a format agreed to by the parties. SPONSOR and Company will meet to review the Initial Report and the Final Report, and to discuss which Compounds, if any, shall proceed to the next stage of the Development Program. SPONSOR will reasonably consider Company’s recommendations, but SPONSOR will ultimately have sole discretion in determining which, if any, Compounds will proceed to the next stage of the Development Program.

2.2	Company shall use commercially reasonable efforts to perform the services and provide the deliverables set forth in Appendix 1 in the timeframes provided in Appendix 1. All development and sample production shall be conducted under applicable GMP or GLP conditions, as applicable.

2.3	Company will maintain complete and accurate records which are relevant to its execution of the Development Program (the “Program Records”). Company shall maintain all Program Records, including raw data, in good order. Company shall make Program Records available to SPONSOR during Company’s regular business hours upon reasonable advance notice for a period of seven (7) years from creation of individual records for examination, at SPONSOR’s expense.

2.4	The FDA, in the person of a scientifically trained and properly authorized employee of the department, may request access to all Program Records. Upon notice that such an audit may occur, Company will promptly advise SPONSOR by telephone and in writing of the nature and intent of the audit. If Program Records are requested and/or copied by the FDA, Company shall maintain a duplicate copy or sample of everything requested by the FDA representative.

2.5	During the term of this Agreement and upon advance notice to Company, SPONSOR’s representative may visit Company’s facility at reasonable times and with reasonable frequency during Company’s normal business hours to observe the progress of the Development Program. Company will assist SPONSOR in scheduling such visits.

2.6	In connection with the Development Program, SPONSOR shall provide to Company, at no charge to Company, the Material. Title to Material shall remain with SPONSOR at all times, including while the Material is in Company’s possession. SPONSOR hereby grants to Company, during the term of this Agreement, a non-exclusive, fully-paid license to make, have made and use the Material to perform Company’s obligations under this Agreement. Company shall properly identify such Material as the property of SPONSOR and shall not use such Material for any purpose other than to satisfy its obligations under this Agreement. Company agrees to use reasonable care in the storage and handling of the Materials. Title to work in process containing or comprising Material also remains at all times with SPONSOR.

2.7	Subject to this Section 2.7, each party shall be responsible for the safety of its employees and agents with respect to activities relating to the performance of the Development Program hereunder, and for liability for damages or personal injuries, including death, resulting from such activities without any warranty, liability or indemnification on the part of the other party. SPONSOR shall indemnify, defend and hold Company and its Affiliates, and their respective directors and employees (collectively, the “Company Indemnitees”) harmless from and against any and all liabilities, claims, demands, damages, losses, costs, expenses or money judgments (including reasonable attorney’s fees) incurred or rendered against Company Indemnitees by Third Parties which arise out of (i) the Development Program, (ii) the use or sale of any Compounds identified and/or developed pursuant to the Development Program, (iii) the acts or omissions of SPONSOR’s employees or agents during or resulting from any Lab Access (as defined in Appendix 1) by such employees or agents and/or (iv) a breach by SPONSOR of any provision of this Agreement, except in each case to the extent resulting from the negligence or misconduct of a Company Indemnitee or a breach by Company of any provision of this Agreement. Company shall indemnify, defend and hold SPONSOR and its Affiliates, and their respective directors and employees (collectively, the “SPONSOR Indemnitees”) harmless from and against any and all liabilities, claims, demands, damages, losses, costs, expenses or money judgments (including reasonable attorney’s fees) incurred or rendered against SPONSOR by Third Parties which arise from a breach by Company of any provision of this Agreement, except to the extent resulting from the negligence or misconduct of a SPONSOR Indemnitee or a breach by SPONSOR of any provision of this Agreement.

2.8	Each of SPONSOR’s and Company’s agreement to indemnify and hold harmless under Section 2.7 is conditioned upon the party seeking indemnification: (a) providing written notice to the indemnifying party of any claims or demands arising out of the indemnified activities promptly after the indemnified party has knowledge of such claim or demand, (b) permitting the indemnifying party to assume full responsibility and authority to investigate, prepare for and defend against such claim or demand, (c) assisting the indemnifying party, at the indemnifying party’s reasonable expense, in the investigation or, preparation for and defense of any such claim or demand, and (d) not compromising or settling such claim or demand without the indemnifying party’s prior written consent. The indemnifying party shall not enter into a settlement agreement that admits fault on the part of any indemnified party without prior written permission of the indemnified party. Notwithstanding the foregoing, the payment of cash shall not in and of itself constitute an admission of fault.

2.9	All activities of each party in connection with the Development Program shall be carried out by each party in strict compliance with any applicable federal, state, or local laws, regulations or guidelines governing such activities.

2.10	Company will not use the services of any person debarred by the FDA in the carrying out of activities set forth in the Development Program.

2.11	In the performance of the duties contemplated hereunder, the status of the parties, including employees and agents of each, shall be that of independent contractors, and not as employees, agents, or fiduciaries of the other party, and neither party shall have the right to make commitments for or on behalf of the other party.

2.12	Fees for the Development Program shall be paid by SPONSOR in accordance with the amounts set forth in Appendix 1 and shall include all costs for labor, materials (other than the Material provided under Section 2.6), project administration and management (including travel) and allocated overhead (other than costs associates with Program Records maintenance under Section 2.3). Deviations from the terms of Appendix 1 must be agreed to in advance in writing by SPONSOR. Company shall invoice SPONSOR quarterly for all amounts payable hereunder; provided SPONSOR shall notify Company in writing in the event a milestone payment is due hereunder from SPONSOR. Payment shall be made to Company within [***] of receipt of Company’s invoice therefor. In the event any payment due under this Agreement from SPONSOR is not made when due, the payment shall accrue interest at the rate of [***] per month; provided in no event shall such rate exceed the maximum legal annual interest rate.
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Section 3.0 Confidential Information:
3.1	During the term of this Agreement, each of Company and SPONSOR (the “Disclosing Party”) may disclose to the other party (the “Receiving Party”), in confidence subject to this Section 3.0, relevant Confidential Information. The Receiving Party shall maintain such Confidential Information of the Disclosing Party in confidence and shall not disclose, or otherwise communicate such Confidential Information to others, or use it for any purpose, except pursuant to and in order to carry out the terms and objectives of this Agreement. For purposes hereof, Program Information shall be considered Confidential Information of SPONSOR.

3.2	Section 3.1 shall not apply to the extent such Confidential Information:
(a)	was known or used by the Receiving Party prior to its date of disclosure to the Receiving Party as evidenced by the prior written records of the Receiving Party; or

(b)	either before or after the date of the disclosure to the Receiving Party, is lawfully disclosed to the Receiving Party by sources other than the Disclosing Party rightfully in possession of the Confidential Information; or

(c)	either before or after the date of the disclosure to the Receiving Party, becomes published or generally known to the public, through no fault or omission on the part of the Receiving Party.
Notwithstanding any other provision of this Agreement, disclosure of Confidential Information shall not be precluded if such disclosure (a) is in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof; provided, however, that the Receiving Party shall provide advance notice to the Disclosing Party hereto where practicable and shall have made a reasonable effort to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the order was issued; (b) is otherwise required by law or regulation; provided that the Receiving Party shall give notice to the Disclosing Party and shall make a reasonable effort to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation required or to seek other confidential treatment of such information; or (c) is otherwise necessary to establish rights or enforce obligations under this Agreement, but only to the extent that any such disclosure is necessary.
3.3	The provisions of this Section 3.0 shall supersede any confidentiality agreements between the parties related to the subject matter hereof and shall survive termination of this Agreement.
Section 4.0 Patents and Copyrights
4.1	SPONSOR shall own all Program Information and Program Inventions, as well as all inventions and other proprietary information made by SPONSOR’s employees, consultants or agents at any time.

4.2	SPONSOR acknowledges that Company possesses certain inventions, processes, know-how, trade secrets, improvements, other intellectual properties and other assets, including Company’s Discovery Platform, analytical methods, procedures and techniques, procedure manuals, personnel data, financial information, computer technical expertise and software which are owned by Company and which relate to its business or operations (collectively “ Company Property”). Notwithstanding Section 4.1, SPONSOR and Company agree that any Company Property, and improvements thereto, which are used, improved, modified or developed by Company under or during the term of this Agreement are the sole and exclusive property of Company. For clarification, any inventions or other discoveries that are made by Company and its agents outside of the scope of the Development Program are Company Property.

4.3	Company shall promptly disclose to SPONSOR in writing any Program Inventions. SPONSOR may elect to file and prosecute a patent application in the name of SPONSOR on the invention described in such invention disclosure. Company, shall execute, acknowledge, and deliver to SPONSOR all such further papers, including assignments and applications for patents, as may be reasonably prepared by SPONSOR and which are necessary to enable SPONSOR to publish or protect said inventions by patent or otherwise in any and all countries and to vest title to said patents, and inventions in SPONSOR or its nominees, their successors or assigns, and shall render, at SPONSOR’s expense, all such reasonable assistance as SPONSOR may require in any Patent Office proceeding or litigation involving said inventions, improvements, ideas or SPONSOR’s Confidential Information or Program Information. Company shall have its employees execute any documents as may be reasonably necessary to enable SPONSOR to publish or protect said inventions and to vest title to said patents and inventions in SPONSOR. Company, as part of the services to be performed hereunder, shall keep written notebook records of its work, properly witnessed for use as invention records, and shall submit copies of such records to SPONSOR when requested or at the termination or expiration of this Agreement. Any Confidential Information of Company included therein which is not related to the Development Program may be redacted prior to provision to SPONSOR of such copies.

Section 5.0 No Warranties
5.1	EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER COMPANY NOR SPONSOR MAKES ANY WARRANTY OR REPRESENTATION OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Without limiting the generality of the foregoing, (a) SPONSOR does not warrant that the use Material delivered hereunder will not infringe the claims of any United States or other patents covering the Material itself or the use thereof in combination with other products or in the operation of any process and (b) except as expressly set forth in this Agreement, COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE QUALITY, SUITABILITY OR ADEQUACY OF THE SERVICES TO BE PROVIDED HEREUNDER BY COMPANY FOR ANY PURPOSE OR USE.

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 2.7.
Section 6.0 Term and Termination:
6.1	This Agreement shall remain in effect until the later of such time as all work under Subsections B and C of Appendix 1 is completed with respect to Compounds included in Material provided to Company, or the second anniversary of the Effective Date, unless extended by mutual agreement of the parties, or unless terminated in accordance with the provisions of Section 6.2.

6.2	(i) SPONSOR may terminate this Agreement at any time after the first anniversary of the Effective Date by giving not less than [***] days prior written notice to Company.
(ii) Company may terminate this Agreement at any time after the second anniversary of the Effective Date by giving not less than [***] days prior written notice to SPONSOR.
(iii) Either Party may terminate this Agreement upon not less that [***] days prior written notice to the other, upon a material breach or default by the other, if such breach or default is not cured within the [***] day period after receipt of such written notice.
6.3	Termination of this Agreement shall be without prejudice to Company’s right to receive (a) all payments earned pursuant to Subsection A(1) of Appendix 1, (b) all third party expenses reimbursable pursuant Subsection A(2) of Appendix 1 and (c) the milestone payments set forth in Subsection A(3) of Appendix 1. After termination of this Agreement by SPONSOR, or termination by Company due to a breach of this Agreement by SPONSOR, SPONSOR shall reimburse Company within [***] days after invoice for any uncancellable obligations and expenses, committed by Company prior to such termination, in connection with the Development Program and which Company is obligated to pay. Company will give notice to SPONSOR of any such uncancellable obligations following notice or receipt of termination, as applicable.
6.4	Should a party commit an act of bankruptcy, be declared bankrupt, voluntarily file or have filed against it a petition for bankruptcy or reorganization unless such petition is dismissed within [***] days of filing, enter into an arrangement for the benefit of creditors, enter into a procedure of winding up to dissolution or should a Trustee or Receiver be appointed for its business assets or
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operations, the other party shall be entitled to terminate this Agreement forthwith by giving written notice to the first party.
Section 7.0 Miscellaneous:
7.1	This Agreement may not be assigned by either party without the prior written consent of the other, except that either party may assign its rights and/or obligations hereunder to any of its Affiliates or in the event of the transfer or sale of all or substantially all of the business to which the subject matter of this Agreement relates, to a third party, whether by merger, sale of stock, sale of assets, or otherwise. Subject to the foregoing sentence, this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Any attempt to assign or otherwise transfer any rights or obligations hereunder, except in compliance with this Section 7.1, shall be null and void and of no effect.
7.2	Each party shall execute, acknowledge and deliver such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
7.3	Neither party shall be liable to the other for any delay or default in such party’s performance hereunder (other than performance of payment obligations) if such delay or default is caused by conditions beyond such party’s control including, but not limited to, acts of God, government or regulatory action, war, civil commotion, destruction of development or production facilities or materials by earthquake, fire, flood or storm, labor disturbances, or failure of suppliers, public utilities or common carriers. Each party agrees to promptly notify the other party of any event of force majeure under this Section and to employ all reasonable efforts toward prompt resumption of its performance when possible. If a force majeure event prevents performance by one party for more than six (6)

months, the other party shall have the right to terminate this Agreement. Neither party shall be liable to the other party for consequential damages arising out of or relating to the suspension or termination of any of its obligations or duties under this Agreement by reason of a force majeure event.
7.4	If any part or provision of this Agreement is held to be unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provision shall be replaced with a provision that accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties.
7.5	Any term or condition of this Agreement may be waived at any time by the parties that are entitled to benefit thereof, but no such waiver shall be effective unless set forth in a written instrument signed by the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any further occasion.
7.6	Neither party shall originate any publicity, news release, or other announcement, written or oral, whether to the public press, the trade, the other party’s customers or otherwise, relating to this Agreement, or to performance hereunder or the existence of an arrangement between the parties without the prior written approval of the other.
7.7	All notices and other communications required or permitted to be given under or in connection with this Agreement shall be in writing, and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), express courier service (signature required), telexed, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, however, that notices of a change of address shall be effective only upon receipt thereof):

Notice to Company:	Notice to SPONSOR:
IntraBiotics Pharmaceuticals, Inc.	Valeant Research & Development
1009 Oak Hill Road, Suite 201	One Enterprise
Lafayette, California 94549	Aliso Viejo, California 92656
Attn: Chief Executive Officer	Attn: General Counsel
Fax No.: (___)	Fax No.: (949) 461-6641

With a copy to:
Valeant Pharmaceuticals International
One Enterprise
Aliso Viejo, California 92656
Attn: General Counsel
Fax No.: (949) 461-6641

With a copy to:	With a copy to:
Cooley Godward Kronish LLP	Skadden, Arps, Slate, Meagher & Flom LLP
4401 Eastgate Mall	Four Times Square
San Diego, California 92121	New York, New York 10036
Attn: Ethan Christensen, Esq.	Attn: Bruce J. Goldner, Esq.
Fax No.: (858) 550-6420	Fax No.: (917) 777-2972
7.8	No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each party.
7.9	This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to its choice of law principles.
7.10	This Agreement constitutes and contains the sole and entire understanding and agreement of the parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the parties, respecting the subject matter hereof.

7.11	The provisions of Sections 1.0, 2.3, 2.7, 2.8, 2.12, 3.0, 4.0, 5.0, 6.3, 7.1, 7.6, 7.7, 7.8, 7.9, 7.10 and 7.11, and Subsection A of Appendix 1, shall survive the termination for any reason of this Agreement.
[Signatures on Following Page]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized officer as of the Effective Date.

SPONSOR:		COMPANY:

Valeant Research & Development		IntraBiotics Pharmaceuticals, Inc.

By:	/s/ Timothy C. Tyson	By:	/s/ Barry Quart

Name:	Timothy C. Tyson	Name:	Barry D. Quart

Title:	President & Chief Executive Officer	Title:	President, CEO

[Signature Page to Master Services Agreement]

Appendix 1
A. Payment Provisions.
     1. Personnel Rates:
During the term of this Agreement, SPONSOR shall pay the Company up to $3.5 million per year, billed quarterly, for the actual services provided by up to 15 FTEs from the Company, and at the applicable rates listed below for such FTEs. The distribution of these 15 FTEs between Company officers, Scientists Grade 1, Scientists Grade 2, and laboratory support personnel will be at the discretion of the Company. For any additional personnel resources that are supplied at the mutual agreement of both parties, the Sponsor will also pay the Company based on the following rate schedule.
     Company officer: [***] per year if fully assigned to the Development Program
     Scientist Grade 2: [***] per year if fully assigned to the Development Program
     Scientist Grade 1: [***] per year if fully assigned to the Development Program
     2. Third Party Expenses:
SPONSOR shall reimburse Company for pre-approved actual documented third party expenses relating to the Development Program. It is anticipated that such amounts will not exceed [***].
     3. Milestone Payments:
SPONSOR shall pay Company a one-time milestone payment of $500,000 (five hundred thousand dollars) for Company’s identification to SPONSOR of at least one Compound that meets the criteria set forth in Subsection B hereof for selection as a Development Candidate. Such payment shall be due upon selection by the Company and SPONSOR of such Compound, or if this Agreement is terminated by SPONSOR pursuant to Section 6.2(i) or by Company pursuant to Section 6.2(iii) prior to such identification, then it shall be due upon any further research or development by SPONSOR (or its Affiliate or sublicensee), upon further research or development of a Compound within [***] following such termination of this Agreement.
SPONSOR shall pay Company a one-time milestone payment of $500,000 (five hundred thousand dollars) due upon the filing by SPONSOR (or its Affiliate or sublicensee) of an IND with respect to any Compound. Such payment shall not be payable if SPONSOR has terminated this Agreement pursuant to Section 6.2(iii) of the Agreement.

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     4. Lab Access Payments:
In consideration for the Company providing SPONSOR with Lab Access (as defined below), SPONSOR shall pay the Company [***] during the first six full calendar months after the date hereof (and prorated, based on a 30-day month, for the any part of the initial month). Thereafter, during the term of this Agreement, SPONSOR shall pay the Company a Lab Access fee of [***], for any or part of any day of Lab Access. “Lab Access” shall mean access by SPONSOR’s employees, agents, representatives or consultants to the drug development facilities and equipment of the Company, together with ancillary services (such as waste disposal and utilities), during normal business hours or during such other times as the parties shall agree. All Lab Access payments shall be prorated (based on a 30-day month) to exclude those days during which the drug development facilities and equipment are not fully available to SPONSOR’s employees, agents, representatives or consultants due to such facilities or equipment not being in good working order or due to the temporary needs of the Company to have exclusive access to such facilities or equipment. All Lab Access payments shall be due [***] SPONSOR’s receipt of invoice for such services by the Company.
B. Compound Criteria for Development Candidates
Company will design and test Compounds, provided by SPONSOR pursuant to Section 2.6 of the Agreement or otherwise identified in the Material, against the criteria set forth below for Development Candidates. Compounds meeting the following criteria would be considered Development Candidates:
•	Pharmacology Criteria
[***]
•	Pharmacokinetic Criteria
[***]
•	Toxicology Criteria
[***]
•	CMC Activities
[***]
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C. Compound Criteria for IND Candidate
Company, in conjunction with SPONSOR, will identify [***] Compounds that meet the criteria above for Development Candidates. Company will test such Compounds against the criteria set forth below for IND Candidates. Compounds meeting the following criteria would be considered IND Candidates:
•	Pharmacology Studies/Criteria
[***]
•	Pharmacokinetic Studies/Criteria
[***]
•	Toxicology Studies/Criteria
[***]
•	CMC Activities/Criteria
[***]
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D. Possible Additional Services.
Upon completion of the testing set forth above, the parties will select, pursuant to Section 2.1 of the Agreement, a lead candidate compound to designate as the IND Candidate. Company and SPONSOR may mutually agree to conduct additional characterization tests as defined below in preparation for filing the IND.
•	Pharmacology Studies (Anticonvulsive Screening Program)
[***]
•	Pharmacokinetic Studies
[***]
•	Toxicology Studies
[***]
•	CMC Studies
[***]
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